UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 11, 2019

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of Incorporation	Commission File Number	IRS Employer Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change to Fiscal Year.

Effective March 11, 2019, Algodon Group, Inc. changed its name to Gaucho Group Holdings, Inc. (the “Company”) to better reflect the Company’s focus and strategy. The Company’s ticker symbol “VINO” will remain unchanged as Algodon Fine Wines is still considered the genesis and ambassador of the brand.

A Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on March 1, 2019.

Item 8.01 Other Information.

On March 7, 2019, the Company sent a letter from its chief executive officer and president, Scott Mathis, to its stockholders and business associates. The letter is set forth in Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company, filed March 1, 2019.

99.1	Stockholder letter issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 14th day of March 2019.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO